                                                                 Exhibit (a)(18)


                                AMENDMENT NO. 17
                                     TO THE
                              DECLARATION OF TRUST
                                       OF
                               GOLDMAN SACHS TRUST



      This AMENDMENT NO. 17 dated the 25th day of April, 2001 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

            WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

            WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

            WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

      NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

      The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 60 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund, Goldman Sachs Global Technology Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets- Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial

      Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund and Cash Portfolio (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

      Class A Shares:   Goldman Sachs Adjustable Rate Government Fund, Goldman
                        Sachs Global Income Fund, Goldman Sachs Government
                        Income Fund, Goldman Sachs Municipal Income Fund,
                        Goldman Sachs High Yield Fund, Goldman Sachs Short
                        Duration Government Fund, Goldman Sachs Short Duration
                        Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                        Goldman Sachs High Yield Municipal Fund, Goldman Sachs
                        Enhanced Income Fund, Goldman Sachs Balanced Fund,
                        Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                        Small Cap Equity Fund, Goldman Sachs CORE International
                        Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                        Goldman Sachs Growth and Income Fund, Goldman Sachs Mid
                        Cap Value Fund, Goldman Sachs Capital Growth Fund,
                        Goldman Sachs Small Cap Value Fund, Goldman Sachs
                        International Equity Fund, Goldman Sachs Emerging
                        Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                        Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                        International Growth Opportunities Fund, Goldman Sachs
                        Japanese Equity Fund, Goldman Sachs European Equity
                        Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman
                        Sachs Strategic Growth Fund, Goldman Sachs Growth
                        Opportunities Fund, Goldman Sachs Internet Tollkeeper
                        Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs
                        CORE Tax-Managed Equity Fund, Goldman Sachs Research
                        Select Fund, Goldman Sachs Global Consumer Growth Fund,
                        Goldman Sachs Global Financial Services Fund, Goldman
                        Sachs Global Health Sciences Fund, Goldman Sachs Global
                        Infrastructure and Resources Fund, Goldman Sachs Global
                        Technology Fund, Goldman Sachs Growth Strategy
                        Portfolio, Goldman Sachs Aggressive Growth Strategy
                        Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                        Goldman Sachs Growth and Income Strategy Portfolio,
                        Goldman Sachs Conservative Strategy Portfolio.

      Class B Shares:   Goldman Sachs Global Income Fund, Goldman Sachs
                        Government Income Fund, Goldman Sachs Municipal Income
                        Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short
                        Duration Government Fund, Goldman Sachs Short Duration
                        Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                        Goldman Sachs High Yield Municipal Fund, Goldman Sachs
                        Balanced Fund, Goldman Sachs CORE U.S. Equity Fund,
                        Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs
                        CORE International Equity Fund, Goldman Sachs CORE Large
                        Cap Growth Fund, Goldman Sachs Growth and Income Fund,
                        Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital
                        Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman
                        Sachs International Equity Fund, Goldman Sachs Emerging
                        Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                        Goldman Sachs International Growth Opportunities Fund,
                        Goldman Sachs Japanese Equity Fund, Goldman Sachs CORE
                        Large Cap Value Fund, Goldman Sachs Growth Opportunities
                        Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs
                        Internet Tollkeeper Fund, Goldman Sachs Large Cap Value
                        Fund, Goldman Sachs CORE Tax-Managed Equity Fund,
                        Goldman Sachs Research Select Fund, Goldman Sachs Global
                        Consumer Growth Fund, Goldman Sachs Global Financial
                        Services Fund, Goldman Sachs Global Health Sciences
                        Fund, Goldman Sachs Global Infrastructure and Resources
                        Fund, Goldman Sachs Global Technology Fund,
                        Institutional Liquid Assets Prime Obligations Portfolio,
                        Goldman Sachs Real Estate Securities Fund, Goldman Sachs
                        European Equity Fund, Goldman Sachs Growth Strategy
                        Portfolio, Goldman Sachs Aggressive Growth Strategy
                        Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                        Goldman Sachs Growth and Income Strategy Portfolio,
                        Goldman Sachs Conservative Strategy Portfolio.

      Class C Shares:   Goldman Sachs Global Income Fund, Goldman Sachs
                        Government Income Fund, Goldman Sachs Municipal Income
                        Fund, Goldman Sachs High Yield Fund, Goldman Sachs Short
                        Duration Government Fund, Goldman Sachs Short Duration
                        Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                        Goldman Sachs High Yield Municipal Fund, Goldman Sachs
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                        Balanced Fund, Goldman Sachs CORE U.S. Equity Fund,
                        Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs
                        CORE International Equity Fund, Goldman Sachs CORE Large
                        Cap Growth Fund, Goldman Sachs Growth and Income Fund,
                        Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital
                        Growth Fund, Goldman Sachs Small Cap Value Fund, Goldman
                        Sachs International Equity Fund, Goldman Sachs Emerging
                        Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                        Goldman Sachs International Growth Opportunities Fund,
                        Goldman Sachs Japanese Equity Fund, Institutional Liquid
                        Assets Prime Obligations Portfolio, Goldman Sachs Real
                        Estate Securities Fund, Goldman Sachs European Equity
                        Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman
                        Sachs Strategic Growth Fund, Goldman Sachs Growth
                        Opportunities Fund, Goldman Sachs Internet Tollkeeper
                        Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs
                        CORE Tax-Managed Equity Fund, Goldman Sachs Research
                        Select Fund, Goldman Sachs Global Consumer Growth Fund,
                        Goldman Sachs Global Financial Services Fund, Goldman
                        Sachs Global Health Sciences Fund, Goldman Sachs Global
                        Infrastructure and Resources Fund, Goldman Sachs Global
                        Technology Fund, Goldman Sachs Growth Strategy
                        Portfolio, Goldman Sachs Aggressive Growth Strategy
                        Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                        Goldman Sachs Growth and Income Strategy Portfolio,
                        Goldman Sachs Conservative Strategy Portfolio.

      Institutional Shares: Goldman Sachs Adjustable Rate Government Fund,
                        Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund, Goldman Sachs Global Technology Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Premium Money Market Fund, Goldman Sachs-Financial Square Municipal Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Cash Portfolio, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

      Service Shares:   Goldman Sachs Adjustable Rate Government Fund, Goldman
                        Sachs Short Duration Government Fund, Goldman Sachs
                        Short Duration Tax-Free Fund, Goldman Sachs Government
                        Income Fund, Goldman Sachs Municipal Income Fund,
                        Goldman Sachs Core Fixed Income Fund, Goldman Sachs High
                        Yield Municipal Fund, Goldman Sachs Global

                        Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Global Consumer Growth Fund, Goldman Sachs Global Financial Services Fund, Goldman Sachs Global Health Sciences Fund, Goldman Sachs Global Infrastructure and Resources Fund, Goldman Sachs Global Technology Fund, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets- Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio.

      Administration Shares: Goldman Sachs-Financial Square Prime Obligations
                        Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund, Cash Portfolio, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax- Exempt New York Portfolio and Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs Enhanced Income Fund.

      Preferred
      Administration Shares: Goldman Sachs-Financial Square Prime Obligations
                        Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, Goldman Sachs-Financial Square Treasury Instruments Fund and Cash Portfolio.

      Cash Management
      Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Federal Portfolio.

      Select Shares:    Goldman Sachs-Financial Square Prime Obligations Fund,
                        Goldman Sachs-Financial Square Government Fund, Goldman
                        Sachs-Financial Square Treasury Obligations Fund,
                        Goldman Sachs-Financial Square Money Market Fund,
                        Goldman Sachs-Financial Square Tax-Free Money Market
                        Fund, Goldman Sachs-Financial Square Federal Fund and
                        Goldman Sachs-Financial Square Treasury Instruments
                        Fund.


All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

      IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.


                        /s/ Ashok N. Bakhru
                        -----------------------------------------
                        Ashok N. Bakhru,
                        as Trustee and not individually,


                        /s/ David B. Ford
                        ----------------------------------------
                        David B. Ford,
                        as Trustee and not individually,


                        /s/ Douglas Grip
                        ----------------------------------------
                        Douglas Grip,
                        as Trustee and not individually,



                        /s/ Patrick T. Harker
                        ----------------------------------------
                        Patrick T. Harker,
                        as Trustee and not individually,


                        /s/ John P. McNulty
                        ----------------------------------------
                        John P. McNulty,
                        as Trustee and not individually,


                        /s/ Mary P. McPherson
                        ----------------------------------------
                        Mary P. McPherson,
                        as Trustee and not individually,


                        /s/ Alan A. Shuch
                        ----------------------------------------
                        Alan A. Shuch,
                        as Trustee and not individually,

                        /s/ William H. Springer
                        ----------------------------------------
                        William H. Springer,
                        as Trustee and not individually,


                        /s/ Richard P. Strubel
                        ----------------------------------------
                        Richard P. Strubel,
                        as Trustee and not individually,